UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                        ____________________

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                  Date of Report: March 28, 2010
                 (Date of earliest event reported)


                           AMERILITHIUM CORP.
       (Exact name of registrant as specified in its charter)

      Nevada                      333-155059                 61-1604254
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

                               Suite 100
                           297 Kingsbury Grade
                        Lake Tahoe, NV 89449-4470
              (Address of principal executive offices (zip code)

                            775-996-2210
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 28, 2010, the registrant entered into a financing agreement with Sunrise Energy Investment Ltd. The registrant will sell up to $10,000,000 of its common stock. The common stock will also have an attached warrant to purchase future shares for $1.60.

Advances. The registrant may issue and sell to the investor, and the investor shall purchase from the registrant, shares of the registrant's common stock by the delivery, in the registrant's sole discretion, of drawdown notices. The number of shares of common stock that the investor shall purchase pursuant to each advance shall be determined by dividing the amount of the advance by the purchase price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all advances that the Investor shall be obligated to make under the agreement shall not exceed the commitment amount.

For each share of the registrant's common stock, the investor shall receive one warrant.

The investor shall immediately cease selling any shares within the drawdown notice if the price falls below a predetermined floor level. The registrant, in its sole and absolute discretion, may waive its right with respect to the floor and allow the Investor to sell any shares below the floor price.

Drawdown Notice. At any time during the commitment period, the registrant may request the Investor to purchase shares of common stock by delivering a drawdown notice to the investor, however, the amount for each advance as designated by the registrant in the applicable drawdown notice shall not be more than the maximum advance amount and the aggregate amount of the advances pursuant to this Agreement shall not exceed the commitment amount. The registrant acknowledges that the investor may sell shares of the registrant's common stock corresponding with a particular drawdown notice after the drawdown notice is received by the investor. There shall be a minimum of five (5) trading days between each drawdown notice date.

Closings. On each advance date (i) the registrant shall deliver to the investor such number of shares of the common stock registered in the name of the investor as shall equal (x) the amount of the advance specified in such drawdown notice, divided by (y) the purchase price and (ii) upon receipt of such shares, the investor shall deliver to the registrant the amount of the advance specified in the drawdown notice by wire transfer of immediately available funds. In addition, on or prior to the advance date, each of the registrant and the investor shall deliver to the other all documents, instruments and writings required to be delivered by either of them pursuant to this agreement in order to implement and effect the transactions contemplated herein. To the extent the registrant has not paid the fees, expenses, and disbursements of the investor, the amount of such fees, expenses, and disbursements may be deducted by the investor (and shall be paid to the relevant party) directly out of the proceeds of the advance with no reduction in the amount of shares of the registrant's Common Stock to be delivered on such Advance Date.

Registrant's Obligations Upon Closing. The registrant shall use commercially reasonable efforts to deliver to the Investor, through the use of a deposit withdrawal agent commission system from a Deposit trust registrant method or commonly referred to as "DWAC/DTC" of the investor's choosing, the shares of common stock applicable to the advance. In the event that the registrant or its transfer agent is not participating in the DWAC system or is not eligible to participate, the registrant will endeavor to participate or become eligible to participate within a reasonable time from the date hereof. Notwithstanding, the investor will accept physical certificates representing the registrant's common stock applicable to any Advance in the event DWAC/DTC is not available. Any such certificates shall be free of restrictive legends. Upon receipt, investor will perform a wire transfer on the same business day provided that the shares have been received in sufficient time to perform such transfer. In the event that the investor is no longer able, due to time constraints beyond his control, to perform a wire on the day of receipt, the wire will be promptly executed the following business day.

Investor's Obligations Upon Closing.   Upon receipt of the shares and
provided the registrant is in compliance with its obligations, the investor shall deliver to the registrant the amount of the advance specified in the drawdown notice by wire transfer of immediately available funds.

Hardship. In the event the investor sells shares of the registrant's common stock after receipt of an drawdown notice and the registrant fails to perform its obligations, and specifically the registrant fails to deliver to the investor on the advance date the shares of common stock corresponding to the applicable advance, the registrant acknowledges that the investor shall suffer financial hardship and therefore shall be liable for any and all losses, commissions, fees, interest, legal fees or any other financial hardship caused to the Investor.

The registrant understands that a delay in the delivery of the securities in the form required pursuant to the agreement beyond the closing could result in economic loss to the investor. After the execution date, as compensation to the investor for late issuance of such shares (delivery of securities after the applicable closing), the registrant agrees to make payments to the investor in accordance with the schedule below where the number of days overdue is defined as the number of business days beyond the close with amount due being cumulative.

The registrant shall pay any payments incurred in immediately available funds upon demand. Nothing herein shall limit the right of the Investor to pursue damages for the registrant's failure to comply with the issuance and delivery of securities to the Investor.



Payments for Each Number of Days Overdue $10,000 Worth of Common Stock

1 $100
2 $200
3 $300
4 $400
5 $500
6 $600
7 $700
8 $800
9 $900
10 $1000
Over 10 $1000 + $200 for each Business Day beyond the tenth day

Registration S. The registrant shall deliver instructions to its transfer agent to issue common stock to the Investor pursuant to the rules and regulations of Regulation S.

Maximum Advance Amount. The amount of an advance requested by the registrant shall not exceed the maximum advance amount. In addition, in no event shall the number of shares issuable to the investor pursuant to an Advance cause the aggregate number of shares of common stock beneficially owned by the investor and its affiliates to exceed nine and 9/10 percent (9.9%) of the then outstanding common stock of the registrant.

Termination.

	(a) The obligations of the investor to make advances shall terminate thirty-six (36) months after the execution date.

	(b) The obligation of the investor to make an advance to the registrant pursuant to the agreement shall terminate permanently (including with respect to an advance date that has not yet occurred) in the event that the registrant shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the investor.

On April 8, 2010, the registrant gave the investor a drawdown notice for an advance of $200,000.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1 - Drawdown Equity Financing Agreement dated March 28, 2010




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 21, 2010

AMERILITHIUM CORP.

By:     /s/Matthew Worrall
        ------------------
Name:   Matthew Worrall
Title:  Chief Executive Officer